CLOUGH FUNDS TRUST

SUPPLEMENT DATED DECEMBER 3, 2020 TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 28, 2020, AS SUPPLEMENTED FROM TIME TO TIME

The “Additional Officers” table under the “Trustees and Officers” section in the Fund’s Statement of Additional Information is hereby deleted and replaced in its entirety with the following:

ADDITIONAL OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Brad Swenson, 1972	President	Since 2019	Mr. Swenson joined ALPS Fund Services, Inc. (“ALPS”) in 2004 and has served as its President since June 2019. In this role, he serves as an officer to certain other closed-end and open-end investment companies. He previously served as the Chief Operating Officer of ALPS (2015-2019). Mr. Swenson also previously served as Chief Compliance Officer to ALPS, its affiliated entities, and to certain ETF, closed-end and open-end investment companies (2004-2015). Because of his position with ALPS, Mr. Swenson is deemed an affiliate of the Trust as defined under the 1940 Act.
Kelly McEwen, 1984	Treasurer	Since 2020	Ms. McEwen joined ALPS in August 2019 and is currently Vice President and Fund Controller at ALPS. Ms. McEwen also serves as Treasurer of Reaves Utility Income Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, and Cambria ETF Trust. Ms. McEwen was formerly Assistant Director of Financial Reporting at Invesco Ltd. in 2019 and Assistant Vice President of Fund Treasury at OppenheimerFunds, Inc. from 2015-2018.

Lucas Foss, 1977	Chief Compliance Officer and Anti-Money Laundering Chief Compliance Officer	Since 2018	Mr. Foss has over 17 years of experience within the fund services industry and currently serves as Vice President and Deputy Chief Compliance Officer at ALPS Fund Services, Inc. (“ALPS”). Prior to rejoining ALPS in November 2017, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (“TAM”) beginning in July 2015. Previous to TAM, Mr. Foss was Deputy Chief Compliance Officer at ALPS. Mr. Foss received a B.A. in Economics from the University of Vermont and holds the Certified Securities Compliance Professional (CSCP) designation.
Sareena Khwaja-Dixon, 1980	Secretary	Since 2019	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. (“ALPS”). Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Dividend and Income Fund, Clough Global Opportunities Fund and Clough Global Equity Fund.

*	All communications to Trustees and Officers may be directed to Clough Funds Trust, 1290 Broadway, Suite 1000, Denver, Colorado 80203, except for Mr. McNally. For Mr. McNally, all communications may be sent to Clough Capital Partners L.P., 53 State Street, 27th Floor, Boston, Massachusetts 02109.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee and Officer holds office for an indefinite term, until his or her successor is elected or appointed, or until he or she sooner dies, resigns or is removed.

***	The Fund Complex consists of the Fund, Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and Clough China Fund, a series of the Financial Investors Trust. Mr. Burke is a member of the Board of each such fund. Mr. Weber and Mr. McNally are members of the Board of each such fund other than the Clough China Fund. Mr. Deems is a member of the Board of the Fund and Clough China Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE.